EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. Amounts herein reflect certain adjustments as noted in the Company's Form 8-K dated March 30, 2007 filed with the U.S. Securities and Exchange Commission (SEC). See also pages 2 - 3 of the 2007 Second Quarter Earnings Supplement for a description of such adjustments. In addition, amounts herein reflect certain modifications made to the Company's reportable operating segment disclosures as noted in the Company's Form 8-K dated April 19, 2007 filed with the SEC.

(Preliminary)

                             AMERICAN EXPRESS COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                              Quarters Ended                       Six Months Ended
                                                                 June 30,                               June 30,
                                                           --------------------    Percentage     --------------------   Percentage
                                                             2007        2006      Inc/(Dec)        2007        2006      Inc/(Dec)
                                                           --------    --------    ----------     --------    --------   ----------
Revenues
  Discount revenue                                         $  3,670    $  3,292            11%    $  7,025    $  6,261           12%
  Net card fees                                                 500         533            (6)         984       1,053           (7)
  Travel commissions and fees                                   491         483             2          928         901            3
  Other commissions and fees                                    681         642             6        1,303       1,281            2
  Securitization income, net                                    332         372           (11)         789         758            4
  Other                                                         453         415             9          868         811            7
                                                           --------    --------                   --------    --------
     Total                                                    6,127       5,737             7       11,897      11,065            8
                                                           --------    --------                   --------    --------
  Interest income:
    Cardmember lending finance revenue                        1,514       1,100            38        2,882       2,047           41
    International banking                                       282         252            12          546         509            7
    Other                                                       276         196            41          505         384           32
                                                           --------    --------                   --------    --------
       Total                                                  2,072       1,548            34        3,933       2,940           34
                                                           --------    --------                   --------    --------
           Total revenues                                     8,199       7,285            13       15,830      14,005           13
                                                           --------    --------                   --------    --------
  Interest expense:
    Cardmember lending                                          431         277            56          816         523           56
    International banking                                       135          93            45          261         181           44
    Charge card and other                                       503         373            35          955         706           35
                                                           --------    --------                   --------    --------
       Total                                                  1,069         743            44        2,032       1,410           44
                                                           --------    --------                   --------    --------
Revenues net of interest expense                              7,130       6,542             9       13,798      12,595           10
                                                           --------    --------                   --------    --------

Expenses
  Marketing, promotion, rewards and cardmember services       1,828       1,671             9        3,292       3,193            3
  Human resources                                             1,331       1,276             4        2,611       2,516            4
  Professional services                                         698         658             6        1,327       1,219            9
  Occupancy and equipment                                       379         365             4          749         711            5
  Communications                                                116         113             3          232         226            3
  Other                                                         345         287            20          694         565           23
                                                           --------    --------                   --------    --------
     Total                                                    4,697       4,370             7        8,905       8,430            6
                                                           --------    --------                   --------    --------
Provisions for losses and benefits:
     Charge card                                                233         192            21          442         401           10
     Cardmember lending                                         638         406            57        1,212         727           67
     International banking and other (including
        investment certificates)                                122         132            (8)         205         270          (24)
                                                           --------    --------                   --------    --------
         Total                                                  993         730            36        1,859       1,398           33
                                                           --------    --------                   --------    --------
Pretax income from continuing operations                      1,440       1,442             -        3,034       2,767           10
Income tax provision                                            378         470           (20)         907         919           (1)
                                                           --------    --------                   --------    --------
Income from continuing operations                             1,062         972             9        2,127       1,848           15
Loss from discontinued operations, net of tax                    (5)        (27)          (81)         (13)        (30)         (57)
                                                           --------    --------                   --------    --------
Net income                                                 $  1,057    $    945            12     $  2,114    $  1,818           16
                                                           ========    ========                   ========    ========

# - Denotes a variance of more than 100%.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                     CONDENSED CONSOLIDATED BALANCE SHEETS

(Billions)

                                                 June 30,   December 31,
                                                   2007        2006
                                                 --------   ------------
Assets
  Cash and cash equivalents                      $      7   $          8
  Accounts receivable                                  40             39
  Investments                                          21             21
  Loans                                                55             50
  Other assets                                         11             10
                                                 --------   ------------
    Total assets                                 $    134   $        128
                                                 ========   ============

Liabilities and Shareholders' Equity
  Short-term debt                                $     16   $         15
  Long-term debt                                       50             43
  Other liabilities                                    57             59
                                                 --------   ------------
    Total liabilities                                 123            117
                                                 --------   ------------

  Shareholders' equity                                 11             11
                                                 --------   ------------
    Total liabilities and shareholders' equity   $    134   $        128
                                                 ========   ============

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                       Quarters Ended                       Six Months Ended
                                                          June 30,                               June 30,
                                                    --------------------    Percentage     --------------------    Percentage
                                                      2007        2006      Inc/(Dec)        2007        2006       Inc/(Dec)
                                                    --------    --------    ----------     --------    --------    ----------
REVENUES NET OF INTEREST EXPENSE
  U.S. Card Services                                $  3,560    $  3,170            12%    $  6,924    $  6,068            14%
  International Card & Global Commercial Services      2,159       2,083             4        4,155       4,017             3
  Global Network & Merchant Services                     966         839            15        1,843       1,587            16
                                                    --------    --------                   --------    --------
                                                       6,685       6,092            10       12,922      11,672            11

  Corporate & Other, including adjustments and
    eliminations                                         445         450            (1)         876         923            (5)
                                                    --------    --------                   --------    --------

CONSOLIDATED REVENUES NET OF INTEREST EXPENSE       $  7,130    $  6,542             9     $ 13,798    $ 12,595            10
                                                    ========    ========                   ========    ========

PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                                $    827    $    939           (12)    $  1,858    $  1,761             6
  International Card & Global Commercial Services        308         289             7          603         471            28
  Global Network & Merchant Services                     418         315            33          792         577            37
                                                    --------    --------                   --------    --------
                                                       1,553       1,543             1        3,253       2,809            16
  Corporate & Other                                     (113)       (101)           12         (219)        (42)            #
                                                    --------    --------                   --------    --------

PRETAX INCOME FROM CONTINUING OPERATIONS            $  1,440    $  1,442             -     $  3,034    $  2,767            10
                                                    ========    ========                   ========    ========

NET INCOME (LOSS)
  U.S. Card Services                                $    580    $    594            (2)    $  1,224    $  1,121             9
  International Card & Global Commercial Services        277         227            22          512         370            38
  Global Network & Merchant Services                     266         200            33          502         366            37
                                                    --------    --------                   --------    --------
                                                       1,123       1,021            10        2,238       1,857            21
  Corporate & Other                                      (61)        (49)           24         (111)         (9)            #
                                                    --------    --------                   --------    --------
  Income from continuing operations                    1,062         972             9        2,127       1,848            15
  Loss from discontinued operations, net of tax           (5)        (27)          (81)         (13)        (30)          (57)
                                                    --------    --------                   --------    --------

NET INCOME                                          $  1,057    $    945            12     $  2,114    $  1,818            16
                                                    ========    ========                   ========    ========

# - Denotes a variance of more than 100%.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                       Quarters Ended                        Six Months Ended
                                                          June 30,                                June 30,
                                                    --------------------     Percentage     ---------------------     Percentage
                                                      2007        2006       Inc/(Dec)        2007         2006        Inc/(Dec)
                                                    --------    --------     ----------     --------     --------     ----------
EARNINGS PER COMMON SHARE

BASIC
  Income from continuing operations                 $   0.90    $   0.80             13%    $   1.80     $   1.51             19%
  Loss from discontinued operations                        -       (0.02)             #        (0.01)       (0.02)           (50)
                                                    --------    --------                    --------     --------
  Net income                                        $   0.90    $   0.78             15%    $   1.79     $   1.49             20%
                                                    ========    ========                    ========     ========

  Average common shares outstanding (millions)         1,179       1,217             (3)%      1,183        1,224             (3)%
                                                    ========    ========                    ========     ========

DILUTED
  Income from continuing operations                 $   0.88    $   0.78             13%    $   1.76     $   1.48             19%
  Loss from discontinued operations                        -       (0.02)             #        (0.01)       (0.03)           (67)
                                                    ========    ========                    ========     ========
  Net income                                        $   0.88    $   0.76             16%    $   1.75     $   1.45             21%
                                                    ========    ========                    ========     ========

  Average common shares outstanding (millions)         1,203       1,242             (3)%      1,207        1,250             (3)%
                                                    ========    ========                    ========     ========

Cash dividends declared per common share            $   0.15    $   0.15              -%    $   0.30     $   0.27             11%
                                                    ========    ========                    ========     ========

                       SELECTED STATISTICAL INFORMATION

                                                       Quarters Ended                        Six Months Ended
                                                          June 30,                                June 30,
                                                    --------------------     Percentage     ---------------------     Percentage
                                                      2007        2006       Inc/(Dec)        2007         2006        Inc/(Dec)
                                                    --------    --------     ----------     --------     --------     ----------
Return on average equity (A)                            37.5%       29.8%                       37.5%        29.8%
Common shares outstanding (millions)                   1,182       1,216             (3)%      1,182        1,216             (3)%
Book value per common share                         $   9.00    $   8.62              4%    $   9.00     $   8.62              4%
Shareholders' equity (billions)                     $   10.6    $   10.5              1%    $   10.6     $   10.5              1%

# - Denotes a variance of more than 100%.

(A) Computed on a trailing 12-month basis using net income over average total shareholders' equity (including discontinued operations) as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                      Quarters Ended
                                                         June 30,
                                                  ----------------------    Percentage
                                                    2007          2006       Inc/(Dec)
                                                  ---------    ---------    ----------
Card billed business (A):
  United States                                   $   115.7    $   102.5            13%
  Outside the United States                            45.4         38.0            19
                                                  ---------    ---------
    Total                                         $   161.1    $   140.5            15
                                                  =========    =========
Total cards-in-force (millions) (B):
  United States                                        50.5         45.4            11%
  Outside the United States                            31.7         29.0             9
                                                  ---------    ---------
    Total                                              82.2         74.4            10
                                                  =========    =========
Basic cards-in-force (millions) (B):
  United States                                        39.2         34.8            13%
  Outside the United States                            27.0         24.1            12
                                                  ---------    ---------
    Total                                              66.2         58.9            12
                                                  =========    =========

Average discount rate (C)                              2.57%        2.57%
Average basic cardmember spending (dollars) (D)   $   3,049    $   2,821             8%
Average fee per card (dollars) (D)                $      36    $      34             6%

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C) Computed as follows: Discount revenue from all card spending (proprietary and Global Network Services) at merchants divided by all billed business (proprietary and Global Network Services) generating discount revenue at such merchants. Only merchants acquired by the Company are included in the computation.

(D) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees excluding the amortization of deferred direct acquisition costs.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                        Quarters Ended
                                                           June 30,
                                                    -----------------------    Percentage
                                                      2007           2006       Inc/(Dec)
                                                    ---------     ---------    ----------
Worldwide cardmember receivables:
  Total receivables                                 $    38.4     $    34.7            11%
  90 days past due as a % of total                        2.7%          2.8%
  Loss reserves (millions):                         $     981     $     948             3%
    % of receivables                                      2.6%          2.7%
    % of 90 days past due                                  95%           98%
  Net loss ratio as a % of charge volume                 0.24%         0.24%

Worldwide cardmember lending - owned basis (A):
  Total loans                                       $    48.3     $    36.3            33%
  30 days past due loans as a % of total                  2.8%          2.7%
  Loss reserves (millions):
    Beginning balance                               $   1,271     $   1,053            21%
      Provision                                           606           376            61
      Net write offs                                     (473)         (331)           43
      Other                                                13           (12)            #
                                                    ---------     ---------
    Ending balance                                  $   1,417     $   1,086            30
                                                    =========     =========
    % of loans                                            2.9%          3.0%
    % of past due                                         106%          113%
  Average loans                                     $    45.6     $    35.2            30%
  Net write-off rate                                      4.1%          3.8%
  Net finance revenue(B)/average loans                    9.5%          9.4%

Worldwide cardmember lending - managed basis (C):
  Total loans                                       $    68.6     $    56.5            21%
  30 days past due loans as a % of total                  2.6%          2.5%
  Loss reserves (millions):
    Beginning balance                               $   1,787     $   1,554            15%
      Provision                                           780           478            63
      Net write offs                                     (662)         (474)           40
      Other                                                12           (12)            #
                                                    ---------     ---------
    Ending balance                                  $   1,917     $   1,546            24
                                                    =========     =========
    % of loans                                            2.8%          2.7%
    % of past due                                         106%          110%
  Average loans                                     $    65.9     $    55.3            19%
  Net write-off rate                                      4.0%          3.4%
  Net finance revenue(B)/average loans                    9.3%          9.4%

# - Denotes a variance of more than 100%.

(A) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B) Computed on an annualized basis.

(C) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 19 for further discussion of the managed basis presentation.

(Preliminary)

                             AMERICAN EXPRESS COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                                  Quarters Ended
                                                         -----------------------------------------------------------------
                                                         June 30,    March 31,    December 31,    September 30,   June 30,
                                                           2007        2007           2006            2006         2006
                                                         --------    ---------    ------------    -------------   --------
Revenues
  Discount revenue                                       $  3,670    $   3,355    $      3,458    $       3,259   $  3,292
  Net card fees                                               500          484             479              462        533
  Travel commissions and fees                                 491          437             450              427        483
  Other commissions and fees                                  681          622             654              620        642
  Securitization income, net                                  332          457             347              384        372
  Other                                                       453          415             565              431        415
                                                         --------    ---------    ------------    -------------   --------
     Total                                                  6,127        5,770           5,953            5,583      5,737
                                                         --------    ---------    ------------    -------------   --------
  Interest income:
    Cardmember lending finance revenue                      1,514        1,368           1,326            1,213      1,100
    International banking                                     282          264             279              265        252
    Other                                                     276          229             203              203        196
                                                         --------    ---------    ------------    -------------   --------
       Total                                                2,072        1,861           1,808            1,681      1,548
                                                         --------    ---------    ------------    -------------   --------
           Total revenues                                   8,199        7,631           7,761            7,264      7,285
                                                         --------    ---------    ------------    -------------   --------
  Interest expense:
    Cardmember lending                                        431          385             351              318        277
    International banking                                     135          126             123              106         93
    Charge card and other                                     503          452             417              405        373
                                                         --------    ---------    ------------    -------------   --------
       Total                                                1,069          963             891              829        743
                                                         --------    ---------    ------------    -------------   --------
Revenues net of interest expense                            7,130        6,668           6,870            6,435      6,542
                                                         --------    ---------    ------------    -------------   --------

Expenses
  Marketing, promotion, rewards and cardmember services     1,828        1,464           1,734            1,589      1,671
  Human resources                                           1,331        1,280           1,336            1,213      1,276
  Professional services                                       698          629             807              684        658
  Occupancy and equipment                                     379          370             405              375        365
  Communications                                              116          116             116              107        113
  Other                                                       345          349             358              331        287
                                                         --------    ---------    ------------    -------------   --------
     Total                                                  4,697        4,208           4,756            4,299      4,370
                                                         --------    ---------    ------------    -------------   --------
Provisions for losses and benefits:
     Charge card                                              233          209             277              257        192
     Cardmember lending                                       638          574             484              412        406
     International banking and other (including
        investment certificates)                              122           83             130              129        132
                                                         --------    ---------    ------------    -------------   --------
         Total                                                993          866             891              798        730
                                                         --------    ---------    ------------    -------------   --------
Pretax income from continuing operations                    1,440        1,594           1,223            1,338      1,442
Income tax provision                                          378          529             298              382        470
                                                         --------    ---------    ------------    -------------   --------
Income from continuing operations                           1,062        1,065             925              956        972
(Loss) Income from discontinued operations, net of tax         (5)          (8)             (3)              11        (27)
                                                         --------    ---------    ------------    -------------   --------
Net income                                               $  1,057    $   1,057    $        922    $         967   $    945
                                                         ========    =========    ============    =============   ========

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                                                  Quarters Ended
                                                         -----------------------------------------------------------------
                                                         June 30,    March 31,    December 31,    September 30,   June 30,
                                                           2007        2007           2006            2006          2006
                                                         --------    ---------    ------------    -------------   --------
REVENUES NET OF INTEREST EXPENSE
  U.S. Card Services                                     $  3,560    $   3,364    $      3,349    $       3,203   $  3,170
  International Card & Global Commercial Services           2,159        1,996           2,034            1,929      2,083
  Global Network & Merchant Services                          966          877             916              841        839
                                                         --------    ---------    ------------    -------------   --------
                                                            6,685        6,237           6,299            5,973      6,092
  Corporate & Other, including adjustments and
    eliminations                                              445          431             571              462        450
                                                         --------    ---------    ------------    -------------   --------

CONSOLIDATED REVENUES NET OF INTEREST EXPENSE            $  7,130    $   6,668    $      6,870    $       6,435   $  6,542
                                                         ========    =========    ============    =============   ========

PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                                     $    827    $   1,031    $        723    $         839   $    939
  International Card & Global Commercial Services             308          295             245              274        289
  Global Network & Merchant Services                          418          374             297              314        315
                                                         --------    ---------    ------------    -------------   --------
                                                            1,553        1,700           1,265            1,427      1,543

  Corporate & Other                                          (113)        (106)            (42)             (89)      (101)
                                                         --------    ---------    ------------    -------------   --------

PRETAX INCOME FROM CONTINUING OPERATIONS                 $  1,440    $   1,594    $      1,223    $       1,338   $  1,442
                                                         ========    =========    ============    =============   ========

NET INCOME (LOSS)
  U.S. Card Services                                     $    580    $     644    $        473    $         558   $    594
  International Card & Global Commercial Services             277          235             216              209        227
  Global Network & Merchant Services                          266          236             201              212        200
                                                         --------    ---------    ------------    -------------   --------
                                                            1,123        1,115             890              979      1,021

  Corporate & Other                                           (61)         (50)             35              (23)       (49)
                                                         --------    ---------    ------------    -------------   --------
  Income from continuing operations                         1,062        1,065             925              956        972
  (Loss) Income from discontinued operations, net of tax       (5)          (8)             (3)              11        (27)
                                                         --------    ---------    ------------    -------------   --------

NET INCOME                                               $  1,057    $   1,057    $        922    $         967   $    945
                                                         ========    =========    ============    =============   ========

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                                                  Quarters Ended
                                                         -----------------------------------------------------------------
                                                         June 30,    March 31,    December 31,    September 30,   June 30,
                                                           2007        2007           2006            2006          2006
                                                         --------    ---------    ------------    -------------   --------
EARNINGS PER COMMON SHARE

BASIC
  Income from continuing operations                      $   0.90    $    0.90    $       0.77    $        0.79   $   0.80
  (Loss) Income from discontinued operations                    -        (0.01)              -             0.01      (0.02)
                                                         --------    ---------    ------------    -------------   --------
  Net income                                             $   0.90    $    0.89    $       0.77    $        0.80   $   0.78
                                                         ========    =========    ============    =============   ========

  Average common shares outstanding (millions)              1,179        1,187           1,196            1,202      1,217
                                                         ========    =========    ============    =============   ========

DILUTED
  Income from continuing operations                      $   0.88    $    0.88    $       0.76    $        0.78   $   0.78
  (Loss) Income from discontinued operations                    -        (0.01)          (0.01)            0.01      (0.02)
                                                         --------    ---------    ------------    -------------   --------
  Net income                                             $   0.88    $    0.87    $       0.75    $        0.79   $   0.76
                                                         ========    =========    ============    =============   ========

  Average common shares outstanding (millions)              1,203        1,210           1,224            1,227      1,242
                                                         ========    =========    ============    =============   ========

Cash dividends declared per common share                 $   0.15    $    0.15    $       0.15    $        0.15   $   0.15
                                                         ========    =========    ============    =============   ========

                       SELECTED STATISTICAL INFORMATION

                                                                                  Quarters Ended
                                                         -----------------------------------------------------------------
                                                         June 30,    March 31,    December 31,    September 30,   June 30,
                                                           2007        2007           2006            2006          2006
                                                         --------    ---------    ------------    -------------   --------
Return on average equity (A)                                 37.5%        36.6%           34.7%            33.6%      29.8%
Common shares outstanding (millions)                        1,182        1,188           1,199            1,204      1,216
Book value per common share                              $   9.00    $    8.83    $       8.76    $        8.93   $   8.62
Shareholders' equity (billions)                          $   10.6    $    10.5    $       10.5    $        10.8   $   10.5

(A) Computed on a trailing 12-month basis using net income over average total shareholders' equity (including discontinued operations) as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                  Quarters Ended
                                                         -----------------------------------------------------------------
                                                         June 30,    March 31,    December 31,    September 30,   June 30,
                                                           2007        2007           2006            2006          2006
                                                         --------    ---------    ------------    -------------   --------
Card billed business (A):
  United States                                          $  115.7    $   105.4    $      109.7    $       101.7   $  102.5
  Outside the United States                                  45.4         40.8            43.8             38.6       38.0
                                                         --------    ---------    ------------    -------------   --------
    Total                                                $  161.1    $   146.2    $      153.5    $       140.3   $  140.5
                                                         ========    =========    ============    =============   ========
Total cards-in-force (millions) (B):
  United States                                              50.5         49.3            48.1             46.8       45.4
  Outside the United States                                  31.7         30.6            29.9             29.7       29.0
                                                         --------    ---------    ------------    -------------   --------
    Total                                                    82.2         79.9            78.0             76.5       74.4
                                                         ========    =========    ============    =============   ========
Basic cards-in-force (millions) (B):
  United States                                              39.2         38.1            37.1             36.0       34.8
  Outside the United States                                  27.0         26.0            25.4             25.2       24.1
                                                         --------    ---------    ------------    -------------   --------
    Total                                                    66.2         64.1            62.5             61.2       58.9
                                                         ========    =========    ============    =============   ========

Average discount rate (C)                                    2.57%        2.58%           2.55%            2.57%      2.57%
Average basic cardmember spending (dollars) (D)          $  3,049    $   2,817    $      2,985    $       2,770   $  2,821
Average fee per card (dollars) (D)                       $     36    $      35    $         35    $          34   $     34

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C) Computed as follows: Discount revenue from all card spending (proprietary and Global Network Services) at merchants divided by all billed business (proprietary and Global Network Services) generating discount revenue at such merchants. Only merchants acquired by the Company are included in the computation.

(D) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees excluding the amortization of deferred direct acquisition costs.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                                                  Quarters Ended
                                                         -----------------------------------------------------------------
                                                         June 30,    March 31,    December 31,    September 30,   June 30,
                                                           2007        2007           2006            2006          2006
                                                         --------    ---------    ------------    -------------   --------
Worldwide cardmember receivables:
  Total receivables                                      $   38.4    $    36.5    $       37.4    $        35.0   $   34.7
  90 days past due as a % of total                            2.7%         2.9%            2.8%             2.8%       2.8%
  Loss reserves (millions):                              $    981    $     979    $        981    $         947   $    948
    % of receivables                                          2.6%         2.7%            2.6%             2.7%       2.7%
    % of 90 days past due                                      95%          93%             95%              97%        98%
  Net loss ratio as a % of charge volume                     0.24%        0.23%           0.26%            0.26%      0.24%

Worldwide cardmember lending - owned basis (A):
  Total loans                                            $   48.3    $    42.3    $       43.3    $        38.3   $   36.3
  30 days past due loans as a % of total                      2.8%         3.0%            2.7%             2.8%       2.7%
  Loss reserves (millions):
    Beginning balance                                    $  1,271    $   1,171    $      1,126    $       1,086   $  1,053
      Provision                                               606          542             451              381        376
      Net write offs                                         (473)        (439)           (405)            (353)      (331)
      Other                                                    13           (3)             (1)              12        (12)
                                                         --------    ---------    ------------    -------------   --------
    Ending balance                                       $  1,417    $   1,271    $      1,171    $       1,126   $  1,086
                                                         ========    =========    ============    =============   ========
    % of loans                                                2.9%         3.0%            2.7%             2.9%       3.0%
    % of past due                                             106%         100%             98%             106%       113%
  Average loans                                          $   45.6    $    42.4    $       40.2    $        37.5   $   35.2
  Net write-off rate                                          4.1%         4.1%            4.0%             3.8%       3.8%
  Net finance revenue(B)/average loans                        9.5%         9.4%            9.6%             9.5%       9.4%

Worldwide cardmember lending - managed basis (C):
  Total loans                                            $   68.6    $    63.2    $       63.5    $        58.5   $   56.5
  30 days past due loans as a % of total                      2.6%         2.8%            2.6%             2.7%       2.5%
  Loss reserves (millions):
    Beginning balance                                    $  1,787    $   1,622    $      1,571    $       1,546   $  1,554
      Provision                                               780          797             608              512        478
      Net write offs                                         (662)        (628)           (557)            (498)      (474)
      Other                                                    12           (4)              -               11        (12)
                                                         --------    ---------    ------------    -------------   --------
    Ending balance                                       $  1,917    $   1,787    $      1,622    $       1,571   $  1,546
                                                         ========    =========    ============    =============   ========
    % of loans                                                2.8%         2.8%            2.6%             2.7%       2.7%
    % of past due                                             106%         100%             97%             101%       110%
  Average loans                                          $   65.9    $    62.8    $       60.4    $        57.6   $   55.3
  Net write-off rate                                          4.0%         4.0%            3.7%             3.5%       3.4%
  Net finance revenue(B)/average loans                        9.3%         9.5%            9.4%             9.4%       9.4%

(A) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B) Computed on an annualized basis.

(C) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 19 for further discussion of the managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                               Quarters Ended
                                                                  June 30,
                                                           -----------------------    Percentage
                                                             2007           2006       Inc/(Dec)
                                                           ---------     ---------    ----------
Revenues
  Discount revenue, net card fees and other                $   2,642     $   2,388            11%
  Cardmember lending finance revenue                           1,179           814            45
  Securitization income, net                                     332           372           (11)
                                                           ---------     ---------
        Total revenues                                         4,153         3,574            16
                                                           ---------     ---------
  Interest expense:
     Cardmember lending                                          363           215            69
     Charge card and other                                       230           189            22
                                                           ---------     ---------
Revenues net of interest expense                               3,560         3,170            12
                                                           ---------     ---------
Expenses
  Marketing, promotion, rewards and cardmember services        1,266         1,088            16
  Human resources and other operating expenses                   827           797             4
                                                           ---------     ---------
        Total                                                  2,093         1,885            11
                                                           ---------     ---------
Provisions for losses                                            640           346            85
                                                           ---------     ---------
Pretax segment income                                            827           939           (12)
Income tax provision                                             247           345           (28)
                                                           ---------     ---------
Segment income                                             $     580     $     594            (2)
                                                           =========     =========

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION
                          MANAGED BASIS PRESENTATION

(Millions)

                                                             Quarters Ended
                                                                June 30,
                                                           ------------------    Percentage
                                                             2007      2006       Inc/(Dec)
                                                           -------    -------    ----------
INCOME STATEMENT DATA
  Discount revenue, net card fees and other:
    Reported for the period (GAAP)                         $ 2,642    $ 2,388            11%
    Securitization adjustments                                  80         44            82
                                                           -------    -------
    Managed discount revenue, net card fees and other      $ 2,722    $ 2,432            12
                                                           -------    -------

  Cardmember lending finance revenue:
    Reported for the period (GAAP)                         $ 1,179    $   814            45
    Securitization adjustments                                 724        726             -
                                                           -------    -------
    Managed finance revenue                                $ 1,903    $ 1,540            24
                                                           -------    -------

  Securitization income, net:
    Reported for the period (GAAP)                         $   332    $   372           (11)
    Securitization adjustments                                (332)      (372)          (11)
                                                           -------    -------
    Managed securitization income, net                     $     -    $     -             -
                                                           -------    -------

  Cardmember lending interest expense:
    Reported for the period (GAAP)                         $   363    $   215            69
    Securitization adjustments                                 274        257             7
                                                           -------    -------
    Managed cardmember lending interest expense            $   637    $   472            35
                                                           -------    -------

  Provisions for losses:
    Reported for the period (GAAP)                         $   640    $   346            85
    Securitization adjustments                                 177        127            39
                                                           -------    -------
    Managed provisions for losses                          $   817    $   473            73
                                                           -------    -------

For U.S. Card Services, the managed basis presentation assumes that there have been no off-balance sheet securitization transactions, i.e., all securitized cardmember loans and related income effects are reflected as if they were in the Company's balance sheets and income statements, respectively. For the managed basis presentation, revenue and expenses related to securitized cardmember loans are reflected in other commissions and fees (included above in discount revenue, net card fees and other), cardmember lending finance revenue, cardmember lending interest expense, and provisions for losses. On a managed basis, there is no securitization income, net, as the managed basis presentation assumes no securitization transactions have occurred.

The Company presents U.S. Card Services information on a managed basis because that is the way the Company's management views and manages the business. Management believes that a full picture of trends in the Company's cardmember lending business can only be derived by evaluating the performance of both securitized and non-securitized cardmember loans. Management also believes that use of a managed basis presentation presents a more accurate picture of the key dynamics of the cardmember lending business. Irrespective of the on and off-balance sheet funding mix, it is important for management and investors to see metrics for the entire cardmember lending portfolio because they are more representative of the economics of the aggregate cardmember relationships and ongoing business performance and trends over time. It is also important for investors to see the overall growth of cardmember loans and related revenue in order to evaluate market share. These metrics are significant in evaluating the Company's performance and can only be properly assessed when all non-securitized and securitized cardmember loans are viewed together on a managed basis. The Company does not currently securitize international loans.

(Preliminary)

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                             Quarters Ended
                                                                June 30,
                                                           ------------------    Percentage
                                                             2007      2006       Inc/(Dec)
                                                           -------    -------    ----------
Card billed business                                       $  94.6    $  83.9            13%
Total cards-in-force (millions)                               42.1       39.1             8%
Basic cards-in-force (millions)                               31.2       28.9             8%
Average basic cardmember spending (dollars)                $ 3,054    $ 2,925             4%

U.S. Consumer Travel:
    Travel sales (millions)                                $   815    $   656            24%
    Travel commissions and fees/sales                          8.0%       8.5%

Total segment assets                                       $  76.1    $  62.3            22%
Segment capital                                            $   4.5    $   4.4             2%
Return on segment capital (A)                                 49.9%      44.4%

Cardmember receivables:
  Total receivables                                        $  19.8    $  18.5             7%
  90 days past due as a % of total                             3.6%       3.4%
  Net loss ratio as a % of charge volume                      0.30%      0.28%

Cardmember lending - owned basis (B):
  Total loans                                              $  38.3    $  27.6            39%
  30 days past due loans as a % of total                       2.7%       2.5%
  Average loans                                            $  35.9    $  26.4            36%
  Net write-off rate                                           3.7%       2.9%
  Net finance revenue(C)/average loans                         9.1%       9.1%

Cardmember lending - managed basis (D):
  Total loans                                              $  58.6    $  47.8            23%
  30 days past due loans as a % of total                       2.6%       2.4%
  Average loans                                            $  56.3    $  46.5            21%
  Net write-off rate                                           3.7%       2.9%
  Net finance revenue(C)/average loans                         9.0%       9.2%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(C) Computed on an annualized basis.

(D) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 19 for further discussion of the managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                   Quarters Ended
                                                         ------------------------------------------------------------------
                                                         June 30,    March 31,    December 31,    September 30,    June 30,
                                                           2007        2007           2006            2006           2006
                                                         --------    ---------    ------------    -------------    --------
Revenues
  Discount revenue, net card fees and other              $  2,642    $   2,414    $      2,481    $       2,358    $  2,388
  Cardmember lending finance revenue                        1,179        1,055           1,018              928         814
  Securitization income, net                                  332          457             347              384         372
                                                         --------    ---------    ------------    -------------    --------
      Total revenues                                        4,153        3,926           3,846            3,670       3,574
                                                         --------    ---------    ------------    -------------    --------
  Interest expense:
    Cardmember lending                                        363          313             288              260         215
    Charge card and other                                     230          249             209              207         189
                                                         --------    ---------    ------------    -------------    --------
Revenues net of interest expense                            3,560        3,364           3,349            3,203       3,170
                                                         --------    ---------    ------------    -------------    --------
Expenses
  Marketing, promotion, rewards and cardmember services     1,266          944           1,220            1,117       1,088
  Human resources and other operating expenses                827          808             876              805         797
                                                         --------    ---------    ------------    -------------    --------
      Total                                                 2,093        1,752           2,096            1,922       1,885
                                                         --------    ---------    ------------    -------------    --------
Provisions for losses                                         640          581             530              442         346
                                                         --------    ---------    ------------    -------------    --------
Pretax segment income                                         827        1,031             723              839         939
Income tax provision                                          247          387             250              281         345
                                                         --------    ---------    ------------    -------------    --------
Segment income                                           $    580    $     644    $        473    $         558    $    594
                                                         ========    =========    ============    =============    ========

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION
                          MANAGED BASIS PRESENTATION

(Millions)

                                                                                   Quarters Ended
                                                         ------------------------------------------------------------------
                                                         June 30,    March 31,    December 31,    September 30,    June 30,
                                                           2007        2007           2006            2006           2006
                                                         --------    ---------    ------------    -------------    --------
INCOME STATEMENT DATA
  Discount revenue, net card fees and other:
     Reported for the period (GAAP)                      $  2,642    $   2,414    $      2,481    $       2,358    $  2,388
     Securitization adjustments                                80           87              56               51          44
                                                         --------    ---------    ------------    -------------    --------
     Managed discount revenue, net card fees and other   $  2,722    $   2,501    $      2,537    $       2,409    $  2,432
                                                         --------    ---------    ------------    -------------    --------

  Cardmember lending finance revenue:
     Reported for the period (GAAP)                      $  1,179    $   1,055    $      1,018    $         928    $    814
     Securitization adjustments                               724          757             729              749         726
                                                         --------    ---------    ------------    -------------    --------
     Managed finance revenue                             $  1,903    $   1,812    $      1,747    $       1,677    $  1,540
                                                         --------    ---------    ------------    -------------    --------

  Securitization income, net:
     Reported for the period (GAAP)                      $    332    $     457    $        347    $         384    $    372
     Securitization adjustments                              (332)        (457)           (347)            (384)       (372)
                                                         --------    ---------    ------------    -------------    --------
     Managed securitization income, net                  $      -    $       -    $          -    $           -    $      -
                                                         --------    ---------    ------------    -------------    --------

  Cardmember lending interest expense:
     Reported for the period (GAAP)                      $    363    $     313    $        288    $         260    $    215
     Securitization adjustments                               274          273             279              274         257
                                                         --------    ---------    ------------    -------------    --------
     Managed cardmember lending interest expense         $    637    $     586    $        567    $         534    $    472
                                                         --------    ---------    ------------    -------------    --------

  Provisions for losses:
     Reported for the period (GAAP)                      $    640    $     581    $        530    $         442    $    346
     Securitization adjustments                               177          205             153              144         127
                                                         --------    ---------    ------------    -------------    --------
     Managed provisions for losses                       $    817    $     786    $        683    $         586    $    473
                                                         --------    ---------    ------------    -------------    --------

See page 19 for discussion of managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                   Quarters Ended
                                                         ------------------------------------------------------------------
                                                         June 30,    March 31,    December 31,    September 30,    June 30,
                                                           2007        2007           2006            2006           2006
                                                         --------    ---------    ------------    -------------    --------
Card billed business                                     $   94.6    $    85.2    $       90.8    $        83.4    $   83.9
Total cards-in-force (millions)                              42.1         41.5            40.7             39.9        39.1
Basic cards-in-force (millions)                              31.2         30.7            30.1             29.5        28.9
Average quarterly basic cardmember spending (dollars)    $  3,054    $   2,801    $      3,044    $       2,852    $  2,925

U.S. Consumer Travel:
    Travel sales                                         $    0.8    $     0.7    $        0.6    $         0.6    $    0.7
    Travel commissions and fees/sales                         8.0%         7.5%            8.2%             8.5%        8.5%

Total segment assets                                     $   76.1    $    68.4    $       71.0    $        66.6    $   62.3
Segment capital                                          $    4.5    $     4.5    $        4.7    $         4.5    $    4.4
Return on segment capital (A)                                49.9%        50.2%           47.4%            46.6%       44.4%

Cardmember receivables:
  Total receivables                                      $   19.8    $    19.0    $       20.6    $        18.2    $   18.5
  90 days past due as a % of total                            3.6%         3.8%            3.3%             3.5%        3.4%
  Net loss ratio as a % of charge volume                     0.30%        0.25%           0.32%            0.33%       0.28%

Cardmember lending - owned basis (B):
  Total loans                                            $   38.3    $    33.0    $       33.6    $        29.3    $   27.6
  30 days past due loans as a % of total                      2.7%         2.9%            2.7%             2.7%        2.5%
  Average loans                                          $   35.9    $    33.1    $       30.9    $        28.6    $   26.4
  Net write-off rate                                          3.7%         3.7%            3.5%             3.1%        2.9%
  Net finance revenue(C)/average loans                        9.1%         9.1%            9.4%             9.2%        9.1%

Cardmember lending - managed basis (D):
  Total loans                                            $   58.6    $    53.9    $       53.8    $        49.5    $   47.8
  30 days past due loans as a % of total                      2.6%         2.8%            2.6%             2.6%        2.4%
  Average loans                                          $   56.3    $    53.4    $       51.1    $        48.7    $   46.5
  Net write-off rate                                          3.7%         3.7%            3.3%             3.0%        2.9%
  Net finance revenue(C)/average loans                        9.0%         9.3%            9.2%             9.3%        9.2%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(C) Computed on an annualized basis.

(D) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 19 for further discussion of the managed basis presentation.

(Preliminary)

                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                            Quarters Ended
                                                               June 30,
                                                           -----------------   Percentage
                                                            2007      2006      Inc/(Dec)
                                                           -------   -------   ----------
Revenues
  Discount revenue, net card fees and other                $ 2,149   $ 2,048            5%
  Cardmember lending finance revenue                           333       285           17
                                                           -------   -------
        Total revenues                                       2,482     2,333            6
                                                           -------   -------
  Interest expense:
     Cardmember lending                                        120        99           21
     Charge card and other                                     203       151           34
                                                           -------   -------
Revenues net of interest expense                             2,159     2,083            4
                                                           -------   -------
Expenses
  Marketing, promotion, rewards and cardmember services        377       408           (8)
  Human resources and other operating expenses               1,211     1,104           10
                                                           -------   -------
        Total                                                1,588     1,512            5
                                                           -------   -------
Provisions for losses                                          263       282           (7)
                                                           -------   -------
Pretax segment income                                          308       289            7
Income tax provision                                            31        62          (50)
                                                           -------   -------
Segment income                                             $   277   $   227           22
                                                           =======   =======

(Preliminary)

                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                            Quarters Ended
                                                               June 30,
                                                           -----------------   Percentage
                                                            2007      2006      Inc/(Dec)
                                                           -------   -------   ----------
Card billed business                                       $  54.6   $  49.2           11%
Total cards-in-force (millions)                               22.5      22.2            1%
Basic cards-in-force (millions)                               17.9      17.8            1%
Average basic cardmember spending (dollars)                $ 3,052   $ 2,654           15%

Global Corporate & International Consumer Travel:
  Travel sales                                             $   5.6   $   5.2            8%
  Travel commissions and fees/sales                            7.5%      8.1%

Total segment assets                                       $  41.0   $  36.3           13%
Segment capital                                            $   4.1   $   4.0            3%
Return on segment capital (A)                                 23.6%     21.5%

Cardmember receivables:
  Total receivables                                        $  18.1   $  15.8           15%
  90 days past due as a % of total                             1.7%      2.1%
  Net loss ratio as a % of charge volume                      0.16%     0.18%

Cardmember lending:
  Total loans                                              $  10.0   $   8.7           15%
  30 days past due loans as a % of total                       2.9%      3.2%
  Average loans                                            $   9.7   $   8.8           10%
  Net write-off rate                                           6.0%      6.4%
  Net finance revenue(B)/average loans                         8.9%      8.5%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Computed on an annualized basis.

(Preliminary)

                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                  Quarters Ended
                                                          --------------------------------------------------------------
                                                          June 30,   March 31,   December 31,   September 30,   June 30,
                                                            2007       2007          2006           2006          2006
                                                          --------   ---------   ------------   -------------   --------
Revenues
  Discount revenue, net card fees and other               $  2,149   $   1,964   $      2,015   $       1,903   $  2,048
  Cardmember lending finance revenue                           333         310            304             286        285
                                                          --------   ---------   ------------   -------------   --------
        Total revenues                                       2,482       2,274          2,319           2,189      2,333
                                                          --------   ---------   ------------   -------------   --------
  Interest expense:
     Cardmember lending                                        120         109            105              99         99
     Charge card and other                                     203         169            180             161        151
                                                          --------   ---------   ------------   -------------   --------
Revenues net of interest expense                             2,159       1,996          2,034           1,929      2,083
                                                          --------   ---------   ------------   -------------   --------
Expenses
  Marketing, promotion, rewards and cardmember services        377         365            344             328        408
  Human resources and other operating expenses               1,211       1,116          1,197           1,085      1,104
                                                          --------   ---------   ------------   -------------   --------
        Total                                                1,588       1,481          1,541           1,413      1,512
                                                          --------   ---------   ------------   -------------   --------
Provisions for losses                                          263         220            248             242        282
                                                          --------   ---------   ------------   -------------   --------
Pretax segment income                                          308         295            245             274        289
Income tax provision                                            31          60             29              65         62
                                                          --------   ---------   ------------   -------------   --------
Segment income                                            $    277   $     235   $        216   $         209   $    227
                                                          ========   =========   ============   =============   ========

(Preliminary)

                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                  Quarters Ended
                                                          --------------------------------------------------------------
                                                          June 30,   March 31,   December 31,   September 30,   June 30,
                                                            2007       2007          2006           2006          2006
                                                          --------   ---------   ------------   -------------   --------
Card billed business                                      $   54.6   $    50.5   $       51.2   $        47.5   $   49.2
Total cards-in-force (millions)                               22.5        22.4           22.3            22.1       22.2
Basic cards-in-force (millions)                               17.9        17.9           17.9            17.7       17.8
Average quarterly basic cardmember spending (dollars)     $  3,052   $   2,832   $      2,874   $       2,642   $  2,654

Global Corporate & International Consumer Travel:
  Travel sales                                            $    5.6   $     5.0   $        4.9   $         4.5   $    5.2
  Travel commissions and fees/sales                            7.5%        7.6%           8.1%            8.3%       8.1%

Total segment assets                                      $   41.0   $    39.0   $       37.8   $        37.1   $   36.3
Segment capital                                           $    4.1   $     4.1   $        3.7   $         4.0   $    4.0
Return on segment capital (A)                                 23.6%       22.6%          20.6%           20.9%      21.5%

Cardmember receivables:
  Total receivables                                       $   18.1   $    17.1   $       16.3   $        16.4   $   15.8
  90 days past due as a % of total                             1.7%        1.9%           2.1%            2.0%       2.1%
  Net loss ratio as a % of charge volume                      0.16%       0.20%          0.19%           0.18%      0.18%

Cardmember lending:
  Total loans                                             $   10.0   $     9.3   $        9.7   $         9.0   $    8.7
  30 days past due loans as a % of total                       2.9%        3.1%           2.9%            3.1%       3.2%
  Average loans                                           $    9.7   $     9.4   $        9.3   $         8.9   $    8.8
  Net write-off rate                                           6.0%        5.7%           5.7%            5.9%       6.4%
  Net finance revenue(B)/average loans                         8.9%        8.7%           8.5%            8.3%       8.5%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Computed on an annualized basis.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                            Quarters Ended
                                                               June 30,
                                                           -----------------   Percentage
                                                            2007      2006      Inc/(Dec)
                                                           -------   -------   ----------
Revenues
  Discount revenue, fees and other                         $   887   $   765           16%
                                                           -------   -------
  Interest expense:
     Cardmember lending                                        (31)      (24)          29
     Other                                                     (48)      (50)          (4)
                                                           -------   -------
Revenues net of interest expense                               966       839           15
                                                           -------   -------
Expenses
  Marketing and promotion                                      150       140            7
  Human resources and other operating expenses                 389       370            5
                                                           -------   -------
       Total                                                   539       510            6
                                                           -------   -------
Provisions for losses                                            9        14          (36)
                                                           -------   -------
Pretax segment income                                          418       315           33
Income tax provision                                           152       115           32
                                                           -------   -------
Segment income                                             $   266   $   200           33
                                                           =======   =======

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                            Quarters Ended
                                                               June 30,
                                                           -----------------   Percentage
                                                            2007      2006      Inc/(Dec)
                                                           -------   -------   ----------
Global Card billed business (A)                            $ 161.1   $ 140.5           15%

Global Network & Merchant Services:
  Total segment assets                                     $   4.3   $   6.2          (31)%
  Segment capital (millions)                               $ 1,071   $ 1,271          (16)%
  Return on segment capital (B)                               78.0%     53.8%

Global Network Services (C):
  Card billed business                                     $  12.3   $   7.6           62%
  Total cards-in-force (millions) (D)                         17.6      13.1           34%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Billed business and cards-in-force reflect the transfer, effective January 1, 2006, to International Card & Global Commercial Services' segment of corporate card accounts in certain emerging markets that had been managed within Global Network Services.

(D) Cards-in-force for 2006 reflect the transfer of 1.3 million proprietary cards in Brazil, and approximately 200,000 proprietary cards-in-force in Malaysia and Indonesia from the International Card & Global Commercial Services segment during second quarter 2006 and third quarter 2006, respectively.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                  Quarters Ended
                                                          --------------------------------------------------------------
                                                          June 30,   March 31,   December 31,   September 30,   June 30,
                                                            2007       2007          2006            2006         2006
                                                          --------   ---------   ------------   -------------   --------
Revenues
  Discount revenue, fees and other                        $    887   $     800   $        840   $         773   $    765
                                                          --------   ---------   ------------   -------------   --------
  Interest expense:
     Cardmember lending                                        (31)        (28)           (29)            (25)       (24)
     Other                                                     (48)        (49)           (47)            (43)       (50)
                                                          --------   ---------   ------------   -------------   --------
Revenues net of interest expense                               966         877            916             841        839
                                                          --------   ---------   ------------   -------------   --------
Expenses
  Marketing and promotion                                      150         129            125             118        140
  Human resources and other operating expenses                 389         393            448             390        370
                                                          --------   ---------   ------------   -------------   --------
        Total                                                  539         522            573             508        510
                                                          --------   ---------   ------------   -------------   --------
Provisions for losses                                            9         (19)            46              19         14
                                                          --------   ---------   ------------   -------------   --------
Pretax segment income                                          418         374            297             314        315
Income tax provision                                           152         138             96             102        115
                                                          --------   ---------   ------------   -------------   --------
Segment income                                            $    266   $     236   $        201   $         212   $    200
                                                          ========   =========   ============   =============   ========

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                  Quarters Ended
                                                          --------------------------------------------------------------
                                                          June 30,   March 31,   December 31,   September 30,   June 30,
                                                            2007       2007          2006           2006          2006
                                                          --------   ---------   ------------   -------------   --------
Global Card billed business (A)                           $  161.1   $   146.2   $      153.5   $       140.3   $  140.5

Global Network & Merchant Services:
  Total segment assets                                    $    4.3   $     4.5   $        4.4   $         5.1   $    6.2
  Segment capital                                         $    1.1   $     1.0   $        1.3   $         1.3   $    1.3
  Return on segment capital (B)                               78.0%       69.2%          60.3%           57.9%      53.8%

Global Network Services (C):
  Card billed business                                    $   12.3   $    10.5   $       11.5   $         9.7   $    7.6
  Total cards-in-force (millions) (D)                         17.6        16.0           15.0            14.5       13.1

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Billed business and cards-in-force reflect the transfer, effective January 1, 2006, to International Card & Global Commercial Services' segment of corporate card accounts in certain emerging markets that had been managed within Global Network Services.

(D) Cards-in-force for 2006 reflect the transfer of 1.3 million proprietary cards in Brazil, and approximately 200,000 proprietary cards-in-force in Malaysia and Indonesia from the International Card & Global Commercial Services segment during second quarter 2006 and third quarter 2006, respectively.